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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549
                          _____________________________

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                JANUARY 12, 2007
                          ____________________________

                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

           000-33297                                  88-0450923
    (Commission File Number)               (IRS Employer Identification No.)

                             5804 E. SLAUSON AVE.,
                               COMMERCE, CA 90040
             (Address of Principal Executive Offices and zip code)

                                 (323) 725-5555
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
      CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
--------------------------------------------------------------------------------

     Information included in this Current Report on Form 8-K may contain statements which constitute forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended. Those statements include statements regarding our intent, belief or current expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, our ability to face stiff competition, profitably manage our business, the financial strength of our customers, the continued acceptance of our existing and new products by our existing and new customers, the risks of foreign manufacturing, competitive and economic factors in the textile and apparel markets, the availability of raw materials, the ability to manage growth, weather-related delays, dependence on key personnel, general economic conditions, global manufacturing costs and restrictions, and other risks and uncertainties that may be detailed herein, or from time to time in our other filings made with the Securities and Exchange Commission.

SECTION  1     REGISTRANT'S  BUSINESS  AND  OPERATIONS

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     Effective January 12, 2007, Blue Holdings, Inc., a Nevada corporation (the "Registrant"), entered into a License Agreement (the "License Agreement") with Faith Connexion S.A.R.L., a company formed under the laws of France ("Faith").

     Pursuant to the License Agreement, Faith granted an exclusive right and license to use the "Faith Connexion" trademark for the manufacture, marketing, promotion, sale, distribution and other exploitation of men's and women's hoodies, t-shirts, sweatshirts, sweatpants and hats in North America (including Canada), South America, Japan and Korea. Compensation for use of the "Faith Connexion" trademark will consist of a royalty calculated as 9% of the Registrant's net sales arising from products bearing the "Faith Connexion" trademark in the first two years, and 9.5% of net sales in year three. The License Agreement has a term of three years as follows: the first year is comprised of 18 months, year two is comprised of the next six months, and year three is comprised of the following 12 months. The Registrant has agreed to guarantee payment of royalties on identified minimum net sales amounts ranging from $3.5 to $10 million over each of the three years (equal to minimum royalties of $450,000, $315,000, and $950,000, in each of years one (first eighteen months), two (next 6 months) and three (next twelve months), respectively, and to spend at least 3% of actual net sales amounts on marketing and advertising the Faith Connexion trademarked products in the territory.

      Prior to the negotiation and execution of the License Agreement there was no material relationship between the Registrant and Faith. The License Agreement was approved by the Board of Directors of the Registrant.

     The Registrant issued a press release announcing its entry into the License Agreement. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


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SECTION  9     FINANCIAL  STATEMENTS  AND  EXHIBITS

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

       (a) Financial  statements  of  business  acquired.  None.
           ---------------------------------------------

       (b) Pro  forma  financial  information.  None.
           ----------------------------------

       (c) Exhibits.
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               99.1  Press Release issued by the Registrant on January 18, 2007.


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                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BLUE HOLDINGS, INC.


Date:  January 18, 2007               By:  /s/ Larry Jacobs
                                           -------------------------------------
                                           Larry Jacobs
                                           Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX


Exhibit Number                      Description of Exhibit
--------------     ------------------------------------------------------------

     99.1          Press  Release  issued by the Registrant on January 18, 2007.